UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2024 (January 24, 2024)

Social Leverage Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 E. Via De Ventura
Suite F110-207
Scottsdale, Arizona 85258
(Address of principal executive offices, including zip code)

(302) 492-7522
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	SLACU	The Nasdaq Stock Market LLC
Class A common stock, included as part of the units	SLAC	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units	SLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on November 22, 2023, Social Leverage Acquisition Corp I, a Delaware corporation (the “Company”), received a letter from the Nasdaq Listing Qualifications staff (the “Staff”) at The Nasdaq Stock Market notifying the Company that the Staff has determined to delist the Company’s securities listed on The Nasdaq Global Market (“Nasdaq Global”) (including the Common Stock, Units and Warrants) (the “Securities”) because it had not regained compliance with the Market Value of Listed Securities (“MVLS”) standard. The market value of the Company’s listed Securities was below the $50,000,000 minimum MVLS requirement for continued listing on Nasdaq Global under Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Rule”). As previously reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2023, the Staff initially notified the Company on April 3, 2023 that the minimum MVLS for the Company’s Securities were below the $50,000,000 minimum MVLS requirement for the previous 30 consecutive trading days, and in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until October 2, 2023, to regain compliance with the MVLS Rule.

As previously disclosed, on November 27, 2023, the Company applied to transfer and list its Securities on the Nasdaq Capital Market and requested a hearing to stay the suspension of trading of the Company’s Securities, which was scheduled to be heard on February 15, 2024.

On January 2, 2024, Social Leverage Acquisition Sponsor I LLC, a Delaware limited liability company, voluntarily converted 8,625,000 shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”) it held as of such date into 8,625,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) in accordance with the Company’s Amended and Restated Certificate of Incorporation (the “Conversion”). As a result of the Conversion, the Company has an aggregate of 10,182,134 shares of Class A Common Stock and no shares of Class B Common Stock outstanding.

On January 24, 2024, the Company received a letter from the Staff notifying the Company that it has regained compliance with the MVLS Rule, and the Company is therefore in compliance with Nasdaq Global’s continued listing requirements. As a result, the Staff has cancelled the hearing that was requested by the Company to appeal the Staff’s prior delisting determination and has confirmed that the Company’s Securities will continue to be listed and traded on Nasdaq Global.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2024	Social Leverage Acquisition Corp I

	By:	/s/ Douglas Horlick
	Name:	Douglas Horlick
	Title:	President and Chief Operating Officer

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